UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2011

Soupman, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

005-85426	61-1638630
(Commission File Number)	(IRS Employer Identification No.)

1110 South Avenue, Suite 100
Staten Island, NY 10314

(Address of principal executive offices and zip code)

(212)  768-7687

(Registrant’s telephone number including area code)

 Passport Arts, Inc.
5147 Mountain Sights
Montreal, Quebec, Canada H3W 2Y1

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The Company amends its Current Report on Form 8-K filed on March 11, 2011 to add as an exhibit the letter it received on March 14, 2011 from Child VanWagoner & Bradshaw PLLC.

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)-(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter dated March 14, 2011, from Child VanWagoner & Bradshaw PLLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2011	SOUPMAN, INC.

By: /s/ Arnold Casale
Name: Arnold Casale Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated March 14, 2011, from Child VanWagoner & Bradshaw PLLC to the Securities and Exchange Commission.